Exhibit 10.14

EGI Board of Directors Resolution dated October 28, 2005 authorizing and adopting the EGI 2005 Stock Plan

3818CD

ACTION BY UNANIMOUS WRITTEN CONSENT
BY THE BOARD OF DIRECTORS OF
EASTERN GOLDFIELDS, INC.

The undersigned, being all of the members of the Board of Directors of EASTERN GOLDFIELDS, INC., a Nevada corporation, hereby take the following action and adopt the following resolution:

ADOPTION OF 2005 STOCK PLAN

RESOLVED, that the corporation hereby authorizes and adopts that certain "Eastern Goldfields, Inc. 2005 Stock Plan" and attendant "Eastern Goldfields, Inc. 2005 Stock Option Agreement" with an effective date of October 28, 2005.

A facsimile transmission of the undersigned signatures shall be sufficient to serve as consent to the adoption of the above resolutions.

IN WITNESS WHEREOF, the undersigned directors have executed this Action by Unanimous Written Consent effective as of October 28, 2005.

DATED: October 28, 2005	/S/

MICHAEL CHESNEY Director

DATED: October 28, 2005	/S/

WILLIAM MORTON STEAR Director

DATED: October 28, 2005	/S/

ROBERT MCDERMOTT Director

DATED: October 28, 2005	/S/

HAKKI TAMER MUFTIZADE Director

3818ActCon-10-28-05/dmj

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